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                                                                    Exhibit 10.3

                             Location of Property:

                              Town of Marlborough

                              County of Middlesex

                         Commonwealth of Massachusetts

                          Dated as of January 30, 2001

                   LEASEHOLD MORTGAGE AND SECURITY AGREEMENT

                                  ("Mortgage")

                                      From

                       WATERFORD PARK, LLC, as Mortgagor

                                       to

                          SEPRACOR, INC., as Mortgagee

                   This instrument was prepared by and, after
                          recording, please return to:

                           Thomas Howard Brown, P.C.
                               Nixon Peabody LLP
                               101 Federal Street
                                Boston, MA 02110

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                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ARTICLE I SECURED OBLIGATIONS..................................................2

   1.1   Security..............................................................2

   1.2   Secured Obligations...................................................2

ARTICLE II GRANT OF MORTGAGED PROPERTIES.......................................2

   2.1   Mortgaged Property....................................................2

   2.2   Release of Mortgage...................................................5

ARTICLE III SECURITY AGREEMENT.................................................5

   3.1   Grant of Security Interest............................................5

   3.2   Covenants of Debtor...................................................6

ARTICLE IV CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS OF MORTGAGOR......7

   4.1   Payment of Indebtedness...............................................7

   4.2   Title.................................................................7

   4.3   Maintenance of Existence; Due Authorization; Compliance with Laws;
           Etc.................. ..............................................8

   4.4   Compliance With Law and Insurance Requirements; Maintaining Permits;
           Etc................ ................................................9

   4.5   Taxes and other Charges; Deposits with Mortgagee.....................10

   4.6   Discharge of Liens...................................................11

   4.7   Contest of Impositions...............................................11

   4.8   Mortgagee's Taxes....................................................12

   4.9   Use of Mortgaged Property............................................12

   4.10    Maintenance of Mortgaged Property..................................12

   4.11    Maintenance of Personal Property...................................13

   4.12    Alterations........................................................13

   4.13    Waste..............................................................14

   4.14    Insurance..........................................................14

   4.15    Damage or Destruction..............................................17

   4.16    Condemnation; Knowledge of Proceedings.............................19

   4.17    General Right of Entry.............................................21

   4.18    Separate Tax Lots..................................................21

   4.19    Books of Account; Financial Statements.............................21

   4.20    Limitations on Transfer............................................23

   4.21    Recording, Filing and Perfection of Security Interests; Fees.......23

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   4.22    Further Acts and Assurances........................................24

ARTICLE V EVENTS OF DEFAULT...................................................24

   5.1   Events of Default....................................................24

ARTICLE VI REMEDIES AND RELATED MATTERS.......................................24

   6.1   Remedies.............................................................24

   6.2   Foreclosure and Sale; Application of Proceeds; Waiver of Right of
           Redemption; Etc....................................................26

   6.3   No Conditions Precedent to Exercise of Remedies......................30

   6.4   No Merger............................................................30

   6.5   Remedies Cumulative..................................................30

   6.6   Mortgagee's Performance of Mortgagor's Obligations...................31

ARTICLE VII MISCELLANEOUS.....................................................31

   7.1   Enforceability.......................................................31

   7.2   Maximum Rate of Interest.............................................31

   7.3   Notices..............................................................33

   7.4   No Release...........................................................34

   7.5   Attorneys' Fees and Costs of Mortgagee...............................34

   7.6   Brokerage............................................................34

   7.7   Indemnification......................................................34

   7.8   Environmental Matters................................................36

   7.9   Limitations on Recourse..............................................36

   7.10    Estoppel Certificates..............................................36

   7.11    Effect of Extensions and Amendments................................37

   7.12    No Joint Venture...................................................37

   7.13    Funds Held in Accounts.............................................37

   7.14    Expenses of Mortgagee..............................................37

   7.15    Governing Law......................................................37

   7.16    Captions and Pronouns..............................................37

   7.17    Amendments, Waivers, Etc...........................................38

   7.19    Entire Agreement; Controlling Provisions...........................38

   7.20    Covenants Running With the Land; Successors and Assigns............38

   7.21    Statutory Condition................................................38

   7.21    Forbearance; Subordination.........................................38

   EXHIBIT A: LAND DESCRIPTION.................................................1

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      This LEASEHOLD MORTGAGE AND SECURITY AGREEMENT (hereinafter called the
"Mortgage") is made as of the 30th day of January, 2001, by WATERFORD PARK, LLC, a Massachusetts limited liability company ("Mortgagor"), having a principal place of business c/o Waterford Development Corp., 175 Highland Avenue, Needham, Massachusetts 02494, as Mortgagor, to SEPRACOR, INC., a Delaware corporation having an address at 111 Locke Drive, Marlborough, Massachusetts 01752, and any subsequent holder of the Secured Obligations hereinafter set forth (all of whom shall be included within the term "Mortgagee" as used herein), as Mortgagee, Assignee, and Secured Party, as more fully hereinafter set forth.

                              W I T N E S S E T H:

      WHEREAS, Mortgagee has loaned (the "Loan") to Mortgagor the aggregate principal amount of TWENTY MILLION EIGHT HUNDRED SIXTY THOUSAND and 00/100 Dollars ($20,860,000.00), evidenced by a note, dated January 30, 2001, in such amount (the "Note"); and

      WHEREAS, Mortgagor alone, or Mortgagor and/or certain other parties, as the case may be, have executed and delivered to Mortgagee simultaneously with the execution and delivery of the Note, a Loan Agreement (First Lien) dated as of January 30, 2001 (the "Loan Agreement"), an Environmental Indemnification Agreement dated as of January 30, 2001 (the "Indemnity Agreement"), a Joint and Several Limited Guaranty Agreement dated as of January 30, 2001 (the "Guaranty"), an Assignment of Leases and Rents dated as of January 30, 2001 (the "Assignment of Leases") and Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals dated as of January 30, 2001 (the "Assignment of Contracts");

      WHEREAS, simultaneously with the execution and delivery of the Note, the Loan Agreement, the Indemnity Agreement, the Guaranty, the Assignment of Leases and the Assignment of Contracts, Mortgagor has entered into this Mortgage with Mortgagee to secure, among other things, the payment of the Note, the obligations and payments of Mortgagor under the Loan Agreement, the Indemnity Agreement, Assignment of Leases and the Assignment of Contracts, and all of the advances made and which may be made under the Mortgage covering all of the interests of Mortgagor in and to the Mortgaged Property (as hereinafter defined);

      NOW, THEREFORE, the parties hereto agree as follows:

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                                   ARTICLE I

                              SECURED OBLIGATIONS

      1.1 Security. This Mortgage is executed and delivered by Mortgagor to secure the payment and performance of certain indebtedness, liabilities and obligations owing and to become owing to or in favor of Mortgagee, as follows:

            1.1.1 The outstanding principal balance of the Note, payable to the order of Mortgagee in the aggregate original principal amount of TWENTY MILLION EIGHT HUNDRED SIXTY THOUSAND and 00/100 Dollars ($20,860,000.00), together with all interest accruing thereon, being payable in the amounts, at the interest rates and on the dates stipulated therein and in the Loan Agreement, said Note being dated January 30, 2001;

            1.1.2 Any and all other amounts, liabilities, and obligations for which or for the performance of which Mortgagor may become indebted or obligated under the terms of this Mortgage, the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases, the Assignment of Contracts and any other documents, instruments, recordings or filings that may hereafter be entered into by and between Mortgagor and Mortgagee or may be executed and delivered by Mortgagor on behalf of Mortgagee in connection with the Loan (this Mortgage, the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases, the Assignment of Contracts and all such documents, instruments, recordings and filings are herein collectively referred to as the "Loan Documents", but the "Subordinate Loan Documents" (as defined in the Loan Agreement) shall not be included in Loan Documents);

            1.1.3 Any and all renewals, increases, rearrangements, modifications, supplements, restatements and extensions of the foregoing items of indebtedness and obligations.

      1.2 Secured Obligations. Each and every item of indebtedness described and included in this Mortgage is intended to be fully secured by the liens, assignments, and security interests created under and by virtue of this Mortgage; and all such items so secured (now or hereafter existing) are hereinafter collectively called the "Secured Obligations." Secured Obligations do not, however, include any obligation of Borrower to Lender set forth in the "Subordinate Loan Documents" or the Tenant Lease (hereinafter defined).

                                   ARTICLE II

                         GRANT OF MORTGAGED PROPERTIES

      2.1 Mortgaged Property. For the purposes and trusts hereinafter set forth, and for TEN AND 0O/000 DOLLARS ($10.00) and other good and valuable consideration paid to Mortgagor, the receipt and sufficiency of which are hereby acknowledged, Mortgagor has GRANTED and by these presents does GRANT unto Mortgagee, WITH MORTGAGE

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COVENANTS, all the following described property (collectively, the "Mortgaged
Property"), to wit:

            2.1.1 All of Mortgagor's right, title and interest in and to those certain tracts, pieces and parcels of land described in Exhibit A attached hereto and hereby made a part hereof (the "Land") (the State in which the Land is located is sometimes hereinafter referred to as the "Jurisdiction"), as lessee under the Ground Lease dated as of January 30, 2001, from HILLSIDE SCHOOL, INC., a Massachusetts non-profit corporation ("Fee Owner"), as landlord, and Mortgagor as tenant (the "Ground Lease"), a notice of the Ground Lease being recorded with the Middlesex South District Registry of Deeds herewith;

            2.1.2 All of Mortgagor's right, title and interest in and to all structures, improvements, buildings and any additions and alterations thereto or replacements thereof, now or hereafter erected upon the Land (all of the foregoing being collectively referred to as the "Improvements"), and in addition, all of Mortgagor's right, title and interest in and to all equipment, apparatus, furnishings, furniture, machinery, fixtures of every kind and nature whatsoever (the "Personal Property") now or hereafter located in and about said Improvements, including without limitation all fixtures, fittings, appliances, apparatus, equipment, machinery, furnishings and articles of personal property now or hereafter attached or affixed to, placed upon or used in any way in connection with the use, enjoyment, operation or occupancy of the Improvements, including without limitation all landscaping and gardening equipment, all heating and incinerating apparatus and equipment whatsoever, all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, ranges, cooking utensils and apparatus and mechanical kitchen equipment, refrigerators, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing and prevention apparatus, gas and electrical fixtures, elevators, escalators, partitions, lockers, cabinets, window covering and all hardware therefor, carpeting and other floor coverings, lighting fixtures, lamps and office furniture, window shades, blinds, screens, storm sashes, awnings, furnishings of public spaces, halls and lobbies and shrubbery and plants, all of which property mentioned in this paragraph shall be deemed part of the realty mortgaged hereby (the Land, the Improvements and the Personal Property being collectively referred to herein as the "Premises"). Notwithstanding the agreement hereinabove expressed that certain articles of property form a part of the realty covered by this Mortgage and be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective and that any of said articles may constitute goods (as said term is used in the Uniform Commercial Code as enacted in the Jurisdiction), this instrument shall constitute a security agreement, creating a security interest in such goods, as collateral, in Mortgagee as a secured party and Mortgagor as debtor, all in accordance with said Uniform Commercial Code, as more particularly set forth in Article III hereof;

            2.1.3 All of Mortgagor's estate, of whatever nature, in and to all of the easements, rights, privileges, appurtenances, air rights and development rights now or hereafter belonging or in any wise appertaining to the Premises (the "Appurtenant Rights"), and all of the estate, right, title, interest, claim or demand whatsoever, either in law or in equity, in possession or expectancy of Mortgagor therein and in the streets and


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ways, open or proposed, adjacent thereto, and in and to all strips and gores, vaults, alleyways, sidewalks and passages used in connection with the Land;

            2.1.4 All of Mortgagor's right, title and interest in all reserves and/or escrow accounts or the like maintained with respect to the Mortgaged Property and whether held by or in the name of either Mortgagor or Mortgagee, all inventory accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, Note, drafts, letters of credit and insurance policies (including without limitation environmental and/or flood insurance policies) arising from or related to the Premises (collectively, the "Accounts") and including all replacements and substitutions for, or additions to, all products and proceeds of any of the foregoing;

            2.1.5 All of Mortgagor's interest in all agreements, contracts, certificates, instruments and other documents, now or hereafter entered into, pertaining to the construction, operation or management of the Premises and all right, title and interest of Mortgagor, therein;

            2.1.6 All unearned premiums accrued or to accrue under all insurance policies for the Premises obtained by Mortgagor, all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, proceeds of insurance and condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments with respect to the Premises (the "Proceeds");

            2.1.7 A non-exclusive right to Mortgagor's right, title and interest in and to all trade names, trademarks and service marks now or hereafter used in connection with the Premises or any part thereof or any other part of the Premises, together with good will appurtenant thereto;

            2.1.8 All of Mortgagor's right, title and interest in and to all leases, subleases, lettings, licenses and other occupancy agreements, and guarantees thereof, for the Premises or any part thereof including without limitation the Lease dated as of January 30, 2001 between Mortgagor, as landlord and Sepracor, Inc., as tenant (the "Tenant Lease") (collectively, "Leases" and, individually, a "Lease"), including any cash or other security deposited thereunder, and the rents, issues, profits, revenue, royalties (collectively the "Rents") payable under the Leases; the Tenant Lease being a Permitted Exception (as hereinafter defined);

            2.1.9 All of Mortgagor's right, title and interest in and to all of the books, computer software, records and files of or relating to the Premises now or hereafter maintained by Mortgagor or for its account;

            2.1.10 All of Mortgagor's right, title and interest in and to all awards and claims for damages made and to be made for the taking by eminent domain of the whole or any part of the Premises, including without limitation any awards for change of grade of streets, all of which awards Mortgagor hereby assigns to Mortgagee;

            2.1.11 All of Mortgagor's right, title and interest in and to all licenses, permits, and warranties attributable, allocable or relating to all or any portion of the


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Premises, both real and personal, but only to the extent such licenses, permits and warranties may be assigned, transferred or pledged without violation of the terms thereof; and

            2.1.12 All of Mortgagor's right, title and interest in and to all mineral, water, oil and gas rights and privileges and royalties pertaining to the Premises;

            2.1.13 This Mortgage and the lien hereof (i) is subject and subordinate to all rights of Sepracor, Inc. in and to the "Specialized Leasehold Improvements", and (ii) do not encumber or create any security interest in any personal property owned by Sepracor, Inc. and located in the Improvements.

      TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee and its substitutes or successors forever, and Mortgagor does hereby bind itself, its successors, assigns, executors and administrators to warrant and forever defend all and singular the Mortgaged Property unto Mortgagee, its successors and assigns, against every person whomsoever lawfully claiming or to claim an interest in the same, or any part thereof. Subject only to the specific matters set forth in Schedule B, Section 2 of the Commitment for Title Insurance issued by Chicago Title Insurance Company, No. 2051-25071, as approved by Mortgagee, and any future matters expressly permitted by this Mortgage, the Loan Agreement or the Assignment of Leases or approved in writing by Mortgagee as permitted exceptions (collectively, "Permitted Exceptions"). Permitted Exceptions include taxes which are a lien on the Premises but are not delinquent, and any Leases permitted under the Assignment of Leases.

      2.2 Release of Mortgage. This conveyance, however, is intended as a mortgage and security agreement and is made upon the following trust, terms, and conditions, to wit: In the event Mortgagor shall perform and pay the Secured Obligations (including payment of all principal and interest, and all charges, disbursements and fees of Mortgagee's attorneys, if any, owing or to become owing thereon) to Mortgagee in accordance with the applicable Loan Documents, then this Mortgage shall be null and void and shall be released at Mortgagor's sole cost and expense; otherwise this Mortgage shall continue in full force and effect.

                                  ARTICLE III

                               SECURITY AGREEMENT

      3.1 Grant of Security Interest. Without limiting any of the other provisions of this Mortgage, Mortgagor, as Debtor (referred to in this Article III as "Debtor," whether one or more), expressly GRANTS unto Mortgagee, as Secured Party (referred to in this Article III as "Secured Party," whether one or more), a security interest in all the Mortgaged Property (including both those now and those hereafter existing) to the full extent that any portion of the Mortgaged Property may be subject to the Uniform Commercial Code as enacted in the Jurisdiction (hereinafter referred to as the "Uniform Commercial Code").


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      3.2 Covenants of Debtor. Debtor covenants and agrees with Secured Party that:

            3.2.1 In addition to any other remedies granted in this Mortgage to Secured Party (including specifically, but not limited to, the right to proceed against the Mortgaged Property in accordance with the rights and remedies in respect of the Mortgaged Property which are real property pursuant to the Uniform Commercial Code), Secured Party may, should an Event of Default (as defined in Article V hereof) occur and be continuing, proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included in the Mortgaged Property (such portion of the Mortgaged Property being referred to in this Article III as the "Collateral"), and shall have and may exercise with respect to the Collateral all the rights, remedies, and powers of a secured party under the Uniform Commercial Code, including without limitation the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor. Without limiting the foregoing, Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale and sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, whether on Land or elsewhere. Debtor further agrees to allow Secured Party to use or occupy the Mortgaged Property, without charge, for the purpose of perfecting any of Secured Party's remedies in respect of the Collateral. The net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all actual expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of Secured Party hereunder, including all attorneys' charges, disbursements and reasonable fees, shall be received by Secured Party and credited against the payment in whole or in part of the indebtedness secured hereby. To the extent permitted by applicable law, Debtor waives all claims, damages, and demands against Secured Party arising out of the repossession, retention or sale of the Collateral, except for claims, damages and demands due to the gross negligence or willful misconduct of Secured Party (including its agents, employees and contractors) in dealing with such Collateral. Mortgagor agrees that Secured Party need not give more than ten (10) days' notice of the time and place or any public sale or of the time at which a private sale will take place and that such notice is reasonable notification of such matters.

            3.2.2 Debtor hereby authorizes Secured Party to file financing and continuation statements with respect to the Collateral without the signature of Debtor whenever lawful, and Debtor irrevocably constitutes and appoints each of Secured Party, and each of the officers of Secured Party, as Debtor's attorney-in-fact coupled with an interest for such purpose; and Debtor agrees to execute such financing and continuation statements as Secured Party may reasonably request.

            3.2.3 Debtor hereby represents and warrants that no financing statement (other than financing statements which will be terminated promptly following the date hereof and financing statements showing Secured Party as the sole secured party, or with respect to liens or encumbrances, if any, expressly permitted by this Mortgage covering any of the Collateral or any proceeds thereof) is on file in any public office except pursuant hereto; and Debtor will at its own cost and expense, upon demand, furnish to Secured


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Party such further information and will execute and deliver to Secured Party such financing statements and other documents in form reasonably satisfactory to Secured Party and will do all such acts as Secured Party may at any time or from time to time reasonably request or as may be necessary or reasonably appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no other liens or encumbrances, other than liens or encumbrances benefiting Secured Party and no other party and to liens and encumbrances (if any) expressly permitted by this Mortgage or the Loan Agreement; and Debtor will pay the actual expense of filing or recording such financing statements or other documents, and this instrument, in all public offices wherever filing or recording is reasonably deemed by Secured Party to be desirable.

            3.2.4 To the extent permitted by applicable law, the security interest created hereby is specifically intended to cover all rents, royalties, issues and profits, and all inventory accounts, accounts receivable and other revenues of the Mortgaged Property.

            3.2.5 Certain of the Collateral is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land and Improvements, and this Mortgage upon being filed for record in the Middlesex South District Registry of Deeds shall operate also as a financing statement and fixture filing upon such of the Collateral which is or may become fixtures.

            3.2.6 Any copy of this Mortgage which is signed by Debtor or any carbon, photographic or other reproduction of this Mortgage may also serve as a financing statement under the Uniform Commercial Code by Debtor, whose address is set forth hereinabove, in favor of Secured Party, whose address is set out hereinabove.

                                   ARTICLE IV

                      CERTAIN REPRESENTATIONS, WARRANTIES
                           AND COVENANTS OF MORTGAGOR

      Mortgagor hereby represents and warrants to and covenants with Mortgagee as follows:

      4.1 Payment of Indebtedness. Mortgagor shall (a) punctually pay the Secured Obligations at the time and place and in the manner specified in the Loan Documents, according to the true intent and meaning thereof, all in such coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and
(b) timely, fully and faithfully perform, discharge, observe and comply with each and all of Mortgagor's obligations to be performed under the Loan Documents. Mortgagor hereby represents and warrants that, as of the date hereof, there exist no offsets, counterclaims or defenses against the Secured Obligations.

      4.2 Title. Mortgagor has and will at all times have (subject to the further provisions of this Mortgage) a valid and subsisting leasehold estate in and to the Mortgaged Property as lessee under the Ground Lease, subject to no lien, pledge,


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mortgage, mechanic's or materialman's lien, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, restrictive covenant, encumbrance or other restriction, limitation, charge or right of others of any kind whatsoever (collectively, "Liens"), other than the Permitted Exceptions. Mortgagor will pay and perform, in timely manner, all obligations of the tenant under the Ground Lease. This Mortgage is and will at all times remain a valid and enforceable first lien on such leasehold estate in the Mortgaged Property, subject only to the Permitted Exceptions. Subject to the Permitted Exceptions, Mortgagor hereby covenants and agrees that it will preserve such title, and will forever warrant and defend the same to Mortgagee, its successors and assigns, and will forever warrant and defend the validity and priority of the lien of this Mortgage against the claims of all persons and parties whomsoever.

      4.3 Maintenance of Existence; Due Authorization; Compliance with Laws;
      Etc.

            4.3.1 Mortgagor is and shall remain a limited liability company validly organized and existing under the laws of The Commonwealth of Massachusetts, and Mortgagor covenants that it will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights and privileges of Mortgagor as a limited liability company under the laws of such commonwealth. Mortgagor now has and shall continue to have the full right, power and authority to operate and lease the Premises, to encumber the Mortgaged Property as provided herein and to perform all of the other obligations to be performed by Mortgagor under the Loan Documents. Mortgagor is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Mortgagor has been initiated.

            4.3.2 The execution and delivery of the Loan Documents by the Mortgagor, and performance by Mortgagor of its obligations thereunder have been duly authorized by all necessary action on the part of Mortgagor and its constituent entities, and do not and will not violate any law or any regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental body, agency or other instrumentality (collectively, "Governmental Authorities") applicable to Mortgagor or the Mortgaged Property (collectively, "Laws"), or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or (except as created by this Mortgage and/or the other Loan Documents) result in the creation or imposition of any lien of any nature whatsoever upon any of the assets of Mortgagor pursuant to the terms of, any mortgage, deed of trust, indenture, agreement or instrument to which Mortgagor is a party or by which it or any of its properties is bound.

            4.3.3 All authorizations, consents and approvals of, notices to, registrations or filings with, or other actions in respect of or by any Governmental Authority, required in connection with (i) the execution and delivery of the Loan Documents by the Mortgagor have been, or concurrently herewith will be, duly obtained, given or taken and are in full force and effect, and (ii) the performance by Mortgagor of its obligations thereunder have been, or will be in timely manner, duly obtained, given or taken and are, or will be in timely manner, in full force and effect.


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            4.3.4 No material default has occurred and is continuing under any indenture or other material agreement or instrument to which Mortgagor is a party or by which its property is bound, including without limitation the Ground Lease.

            4.3.5 Mortgagor is and shall remain a single asset entity and agrees that it will not engage in any activities or acquire any interest in any property other than the Mortgaged Property (including future Improvements and Fixtures thereto, if any) without the prior written consent of Mortgagee which consent may be withheld in Mortgagee's sole discretion.

      4.4 Compliance With Law and Insurance Requirements; Maintaining Permits; Etc.

            4.4.1 Mortgagor, at no cost or expense to Mortgagee and subject to the tenant's rights under the Tenant Lease, shall promptly comply with (or cause to be complied with) in all material regards all Laws, and all orders, rules and regulations (collectively, "Orders") of the National and Local Boards of Fire Underwriters or any other body or bodies exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary, applicable to the Mortgaged Property or any part thereof, or to the use or manner of use of the Mortgaged Property or the owners, tenants or occupants thereof, whether or not any such Laws or Orders shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property. Mortgagor shall also procure, pay for and maintain (or cause to be procured, paid for and maintained) all permits, licenses, approvals and other authorizations, necessary for the operation of its business at the Premises and the lawful use and occupancy of the Premises, or any part thereof, in connection therewith.

            4.4.2 Mortgagor shall, at no cost or expense to Mortgagee, observe and comply (or cause to be observed and complied with) in all material respects with the requirements of the policies of public liability, fire and all other insurance at any time in force with respect to the Mortgaged Property, and Mortgagor shall, in the event of any violation or attempted violation of the provisions of this subsection or subsection 4.4.1 by any occupant of any portion of the Premises, take steps, immediately upon actual knowledge of such violation or attempted violation, to remedy or prevent the same, as the case may be.

            4.4.3 Mortgagor shall have the right, with Notice to Mortgagee, to contest by appropriate legal proceedings, diligently conducted in good faith, in the name of Mortgagor, the validity or application of any Laws, Orders or other matters of the nature referred to in subsection 4.4.1, subject to the following:

                  (i) If by the terms of any such Law, Order or other matter, compliance therewith pending the prosecution of any such proceeding may legally be delayed without subjecting Mortgagor or Mortgagee to any liability (other than for the payment or accrual of interest and civil penalties), civil or criminal, for failure so to comply therewith, or if any lien, charge or civil liability would be incurred by reason of any such delay, the same would not subject the Mortgaged Property or any part thereof to forfeiture, loss or suspension of operations, and Mortgagor (a) furnishes Mortgagee security reasonably satisfactory to Mortgagee against any loss or injury by reason of such contest or delay, and (b) prosecutes the contest with due diligence, then Mortgagor may delay compliance therewith until the final determination of any such proceeding.

      Mortgagor covenants that Mortgagee shall not suffer or sustain any liabilities or expenses by reason of any act or thing done or omitted to be done by Mortgagor pursuant to this subsection and that Mortgagor shall indemnify and hold harmless Mortgagee from any such liability or expense.

      4.5 Taxes and other Charges; Deposits with Mortgagee.

            4.5.1 Subject to the provisions of Section 4.7 hereof, and subject to the tenant's rights under the Tenant Lease, Mortgagor, from time to time when the same shall become due and payable and before any fine, penalty or additional interest may be added or imposed for late payments, will pay and discharge, or cause to be paid and discharged, all of the following to the extent that they are or may become a lien on the Mortgaged Property: taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges, whether of a like or different nature, and any easement fees or charges, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use, possession or sale thereof (collectively, "Impositions"). If any special assessment is payable in installments without payment of any penalty or premium, other than interest at a non-default rate prior to the due date of such installment, then Mortgagor may pay the same in installments. Mortgagor will deliver to Mortgagee receipts or other evidence reasonably satisfactory to Mortgagee of the payment of all Impositions promptly after receipt of a specific request from Mortgagee. Mortgagor shall not claim or demand or be entitled to any credit or credits on account of the Secured Obligations for any part of the Impositions, and no deduction shall otherwise be made or claimed from the taxable value of this Mortgage or the Secured Obligations.

            4.5.2 Except to the extent such matters are obligations of tenant under the Tenant Lease and the Tenant Lease is not in default, Mortgagee may, at its option to be exercised at any time, require the monthly deposit by Mortgagor of an additional amount sufficient to discharge the obligations of Mortgagor under subsection 4.5.1 above with respect to real and personal property taxes and assessments when they become due and to pay all of the premiums on any insurance policies required by this Mortgage. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Mortgagee in its reasonable discretion. Such amounts shall be held by Mortgagee in an interest bearing account and applied to the payment of the obligations in respect of which such amounts were deposited on or before the respective dates on which the same or any of them would become delinquent or, at Mortgagee's option, after an Event of Default, to the payment of any Secured Obligation in such order and priority as Mortgagee shall determine. Subject to the tenant's rights under the Tenant Lease, if Mortgagee shall reasonably determine that the amounts then on deposit therefor shall be insufficient for the payment of such obligations in full, Mortgagor shall, within ten business days after demand, deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any Law to pay any such amount and to add the amount so paid, together with interest at the Default Rate (as defined in the Note), to the Secured Obligations.

      4.6 Discharge of Liens. Subject to the tenant's rights under the Tenant Lease, Mortgagor shall pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, would result in or permit the creation of a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, royalties, issues, income and profits arising therefrom, and in general will do or cause to be done everything necessary so that the first lien of the Mortgage shall be fully preserved at the sole cost and expense of Mortgagor and without expense to Mortgagee. Subject to the tenant's rights under the Tenant Lease, if any such liens are filed, Mortgagor will cause the same to be permanently discharged of record by payment or otherwise, unless Mortgagor shall in good faith and at its own expense, be contesting such lien or liens or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon or the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that during such contest Mortgagor shall provide either (a) an indemnity bond, title insurance or other security reasonably satisfactory to Mortgagee to cover the amount of the contested item or items and the amount of the interest and penalties covering the period through which such proceedings may be expected to last, and in any event assuring the discharge of Mortgagor's obligation under this Section 4.6 and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and if Mortgagor shall have posted a bond as security against payment of any such lien, interest, penalties and other charges related thereto, Mortgagee shall be named as an additional obligee under the bond; or
(b) title insurance specifically insuring the priority of the lien of this Mortgage over such lien (but such title insurance shall be sufficient only during the period of such contest). Except as provided above, Mortgagor will not directly or indirectly create, incur or suffer to exist any lien on the Mortgaged Property or any part thereof (including without limitation any lien securing the repayment of a loan made to Mortgagor by any partner(s), shareholder(s), officer(s), director(s) or trustee(s) of Mortgagor), whether or not junior to the lien of this Mortgage, other than the Permitted Exceptions, such other documents as may be executed as further security for the Note or in favor of Mortgagee, and such other matters (if any) as may be expressly permitted by the provisions of any Loan Document or as may be approved by Mortgagee.

      4.7 Contest of Impositions. Nothing in Section 4.5 shall require the payment or discharge of any Imposition so long as Mortgagor or the tenant under the Tenant Lease shall in good faith and at its own expense, contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon or the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that during such contest Mortgagor shall provide security reasonably satisfactory to Mortgagee to cover the amount of the contested item or items and the amount of the interest and penalties covering the period through which such proceedings may be expected to last, and in any event assuring the discharge of Mortgagor's obligation under this Section 4.7 and of any additional charge, penalty or expense arising from or incurred as a result of such contest. If Mortgagor shall have posted a bond as security against payment of any Imposition, interest, penalties and other charges related thereto, Mortgagee shall be named as an additional obligee under the bond.

      4.8 Mortgagee's Taxes. Mortgagor will pay all Massachusetts taxes incurred by Mortgagee by reason of Mortgagee's ownership of the Note, this Mortgage or any other Loan Document, including without limitation all real estate transfer and like taxes imposed in connection with a transfer of ownership of all or a portion of the Mortgaged Property pursuant to a foreclosure, a deed in lieu of foreclosure or otherwise. Notwithstanding the foregoing, Mortgagor shall not be required to pay any net income or franchise taxes imposed on Mortgagee or any taxes incurred due to an assignment of the Loan Documents or any interest therein by Mortgagee or its successors and/or assigns.

      4.9 Use of Mortgaged Property. Mortgagor will maintain, preserve and renew from time to time such rights of way, easements, grants, privileges, licenses and franchises as are necessary for the use and operation of the Mortgaged Property for Permitted Purposes (as hereafter defined), and will not use or operate, or permit the use or operation of, the Mortgaged Property for any other purpose without the consent of the Mortgagee, subject to the provisions of
Section 7.18, or initiate, join in or consent to any new private restrictive covenant (apart from any Permitted Exception) easement or other public or private restrictions to the use of the Mortgaged Property, without the consent in each instance of Mortgagee, subject to the provisions of Section 7.18, and except for the contemplated development activities as set forth in the Loan Agreement. Mortgagor shall, moreover, comply in all material respects with all lawful and restrictive covenants which may at any time affect the Mortgaged Property and with zoning ordinances and other private or public restrictions as to the use thereof. Mortgagor will not cause or maintain any nuisance in, at or on the Mortgaged Property. Mortgagor will pay or cause to be paid all charges for all public and private utility services, all public or private rail and highway services (if any), all public or private communications services and all sprinkler systems and protective services at any time rendered to or in connection with the Mortgaged Property or any part thereof, will comply in all material respects or use reasonable efforts to cause compliance with all contracts relating to any such services, and will do all other things required for the maintenance and continuance of all such services. However, Mortgagor will not be required to pay or cause to be paid such charges if incurred by third parties (such as tenants) unless the failure to pay such charges would result in a lien on the Mortgaged Property. "Permitted Purposes" means general office use, research and development and laboratory use, uses permitted by the Tenant Lease and any other Lease specifically approved by Lender, parking and storage relating to the foregoing, and other incidental uses related to the foregoing uses; provided, however, that the foregoing shall be limited to uses which are in compliance with all applicable laws, regulations, governmental permits and/or approvals and the provisions of any insurance policies maintained with respect to the Mortgaged Property; and provided further that "Permitted Purposes" shall mean any lawful use subsequent to a termination of the Tenant Lease.

      4.10 Maintenance of Mortgaged Property. Except as provided in or permitted by the Loan Agreement, Mortgagor shall maintain or cause to be maintained the Mortgaged Property, including all streets, sidewalks and curbs comprising same, in good repair and condition, and will continuously (other than during periods of repair after casualty or condemnation, with respect to the portions of the Mortgaged Property damaged or condemned) operate the Mortgaged Property only for Permitted Purposes, and, at no cost or expense to Mortgagee, will make or cause to be made, as and when the same shall become necessary, all structural and non-structural, exterior and interior, ordinary or extraordinary, foreseen and unforeseen repairs, renewals and replacements necessary to that end, and upon being apprised of any material defect in the repair or condition of the Mortgaged Property, will repair or cure, or cause to be repaired or cured, such defect, in each case with due diligence and no cost or expense to Mortgagee. All such repairs, renewals and replacements shall be at least substantially equal in quality to the original Improvements. To the extent that the Tenant Lease requires that all or any of the foregoing obligations be performed by the tenant thereunder, Mortgagor shall be relieved of such obligations hereunder for so long as the Tenant Lease shall be in effect.

      4.11 Maintenance of Personal Property. Mortgagor shall cause the Improvements to be equipped with the Personal Property as, to the extent and in the manner, as shall be necessary, appropriate or required for the operation of the Premises. Except where appropriate replacements, free of superior liens, are promptly made of a value at least equal to the value of the Personal Property being removed, no Personal Property covered hereunder with a value of more than $10,000 shall be permanently removed from the Premises without the consent of Mortgagee, subject to the provisions of Section 7.18. The Personal Property so disposed of shall be promptly replaced by Personal Property of the same character and of at least equal usefulness and quality. Mortgagor shall not be required to replace any item of Personal Property which has become unnecessary or inappropriate for the operation or maintenance of the Premises. To the extent that the Tenant Lease requires that all or any of the foregoing obligations be performed by the tenant thereunder, Mortgagor shall be relieved of such obligations hereunder for so long as the Tenant Lease shall be in effect.

      4.12 Alterations. Except as provided in or permitted by the Loan Agreement, or the Tenant Lease, Mortgagor shall not, without the consent of Mortgagee, construct any new Improvements on the Premises other than those which are permitted by the following provisions of this Section 4.12. Mortgagor shall give Mortgagee Notice of, and a copy of any plans prepared for any alteration (excluding, however, tenant improvements unless they involve structural work) which is reasonably estimated to cost $1,000,000 (the "Alteration Threshold") (inclusive of architectural and engineering fees) or is structural. So long as no Event of Default shall have occurred and be continuing hereunder, Mortgagor shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Mortgaged Property or any part thereof, provided that any alteration or addition (i) shall not change the general character of the Mortgaged Property, or reduce the fair market value thereof below its fair market value immediately before such alteration or addition, or otherwise materially and adversely alter the overall quality of the Mortgaged Property, (ii) shall be effected with due diligence, in a good and workmanlike manner and with first-class materials and in compliance in all material respects with all requirements of applicable Laws, (iii) shall (subject to Mortgagor's right to contest the same in accordance with the provisions of
Section 4.6 hereof) be promptly and fully paid for, or caused to be paid for, by Mortgagor at no cost or expense to Mortgagee, if failure to make such payment would result in a lien on the Mortgaged Property, and (iv) shall be made, in case the estimated cost of such alteration or addition (excluding, however, tenant improvements unless they involve structural work) exceeds the Alteration Threshold, (1) only after Mortgagee shall have consented thereto prior to the commencement of such work and in all material respects in accordance with plans and specifications reasonably satisfactory to Mortgagee,
(2) only after Mortgagor shall have furnished to Mortgagee a completion or performance bond, a letter of credit or cash deposit or other security reasonably satisfactory to Mortgagee as security for the completion of such work, and (3) if structural, only after submission of appropriate plans to Mortgagee and approval thereof by Mortgagee (such approval not to be unreasonably withheld or delayed). For purposes of clause (iv) of this subsection, the Alteration Threshold limitation shall apply to any alteration or addition taken separately or, if such alteration or addition is made together with other alterations or additions that constitute a single construction plan or project (whether accomplished in successive stages or procedures), then taken in the aggregate as well. The cost of all such alterations and additions to the Mortgaged Property shall be paid in cash or its equivalent, so that the Mortgaged Property shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Mortgaged Property (subject to Mortgagor's rights of contest provided for in Section 4.6 hereof). All alterations of and additions to the Mortgaged Property shall immediately become and shall remain a part of the Mortgaged Property, and shall be subject to the lien of this Mortgage; but tenant improvements shall also be subject to the rights therein of the relevant tenants. To the extent that the Tenant Lease requires that all or any of the foregoing obligations be performed by the tenant thereunder, Mortgagor shall be relieved of such obligations hereunder for so long as the Tenant Lease shall be in effect.

      4.13 Waste; No Impairment. Mortgagor shall not commit or suffer any waste of the Mortgaged Property, or do or permit to be done thereon anything that may in any way materially impair the security of this Mortgage.

      4.14.Insurance.

            4.14.1 Mortgagor shall effect and maintain, or cause to be maintained, insurance for Mortgagor and the Mortgaged Property providing at least the following coverages:

            (i) comprehensive all risk insurance on the Improvements and the Personal Property, including coverage against loss or damage by fire, collapse, lightning, windstorm, tornado, hail, vandalism and malicious mischief, electrical short circuit, sprinkler leakage, water damage, back-up of sewers and drains, bursting water mains, debris removal, and against loss or damage by such other, further and additional risks as now are or hereafter may be embraced by the standard extended coverage forms of endorsements, in each case (A) in an amount equal to 100% of their "Full Replacement Cost," which for purposes of this Mortgage shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings); (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) containing an endorsement that all covered losses will be paid on a replacement cost basis, which shall mean the actual cost to repair or without deduction for depreciation; and (D) providing for no deductible in excess of $25,000.

            (ii) Commercial General Liability insurance against claims for personal injury or bodily injury including death or property damage occurring upon, in or about the Premises, occurring as a result of construction and use and occupancy of facilities located in or on the Premises or as a result of the construction thereof, such insurance to (A) be on the so-called "occurrence" form with a combined single limit and appropriate annual aggregate limitations;
(B) afford immediate protection at the date hereof to the limit of not less than $2,000,000 in respect of each personal injury, bodily injury or death to any person, to the limit of not less than $5,000,000 in respect of any one occurrence, and to the limit of not less than $1,000,000 in respect of any one occurrence for property damage (the foregoing limits may be achieved through so-called "umbrella" coverage); and (C) continue at not less than the said limits until required to be changed by Mortgagee, by Notice to Mortgagor, by reason of changed economic conditions making such protection inadequate;

            (iii) as and if available at commercially reasonable rates, business interruption insurance or, as the case may be, rental loss insurance, (A) with loss payable to Mortgagee; (B) covering all risks required to be covered by the insurance provided for in subdivision (i) above; (C) containing an agreed amount endorsement waiving all co-insurance provisions; (D) agreeing to pay for losses whether the Premises are open to the public or not; and (E) in an amount equal to 100% of the projected gross income from the Premises for a period of twelve
(12) months. The amount of such business interruption insurance shall be determined prior to the date hereof and at least once each year thereafter based on Mortgagor's reasonable estimate of the gross income from the Premises for the succeeding twelve-month period. In the event that all or any portion of the Premises shall be damaged or destroyed, Mortgagor shall and hereby does assign to Mortgagee all claims under the policies of such insurance, and all amounts payable thereunder, and all net amounts, when collected by Mortgagee under such policies, shall be held in trust by Mortgagee and shall be applied to taxes, insurance premiums, other operating expenses of the Premises which are obligations of Mortgagor and to any other Secured Obligations from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Mortgagor of its obligations to pay the Secured Obligations on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business interruption insurance;

            (iv) at all times when required due to construction, structural repairs or alterations with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned Commercial General Public Liability insurance policy; and (B) the insurance provided for in subdivision (i) of this subsection written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to subdivision (i) of this subsection, and (3)including permission to occupy the Premises and with an agreed amount endorsement waiving co-insurance;

            (v) workers' compensation, subject to the statutory limits of the Jurisdiction, and employer's liability insurance with a limit of at least $1,000,000.00 per accident, disease per employee, and disease aggregate, in respect of any work or operations on, about, or in connection with, the Mortgaged Property (if applicable);

            (vi) comprehensive boiler and machinery insurance, in such amounts as shall be reasonably required by Mortgagee; and

            (vii) such other insurance and in such amounts as Mortgagee from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against in respect of property similar to the Premises located in or around the greater Boston area.

            4.14.2 All insurance provided for in subsection 4.14.1 hereof shall be effected under valid and enforceable policies, in such forms and, from time to time after the date hereof, in such amounts as may from time to time be reasonably satisfactory to Mortgagee, issued by financially sound and responsible insurance companies authorized to do business in the Jurisdiction as approved admitted or unadmitted carriers which have been approved by Mortgagee said carriers to be rated A- or better for claims paying ability by A. M. Best & Co. unless Mortgagee has consented to a different rating, subject to the provisions of Sections 7.18 hereof. Prior to the date hereof, and thereafter not less than thirty (30) days prior to the expiration dates of the policies theretofore furnished to Mortgagee pursuant to subsection 4.14.1, certified copies of the policies accompanied by evidence satisfactory to Mortgagee of payment of the first installment of the premiums, shall be delivered by Mortgagor to Mortgagee; provided, however, that in the case of renewal policies, Mortgagor may furnish Mortgagee with binders therefor to be followed by certified copies of the policies when issued.

            4.14.3 Mortgagor shall not take out (1) separate insurance concurrent in form or contributing in the event of loss with that required in subsection 4.14.1 to be furnished by, or which may be reasonably required to be furnished by, Mortgagor, or (2) any casualty policy intended to provide any coverage from time to time required hereunder with respect to the Mortgaged Property unless, in each case, Mortgagee is included therein as an insured, with loss payable as in this Mortgage provided. Mortgagor shall immediately notify Mortgagee of the taking out of any such separate insurance or umbrella or blanket policy by it and shall cause certified copies of the policies therefor to be delivered as required in subsection 4.14.1. Any blanket insurance policy shall specifically allocate to the Mortgaged Property the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate policy insuring only the Mortgaged Property in compliance with the provisions of subsection 4.14.1.

            4.14.4 All policies of insurance provided for or contemplated by subsection 4.14.1 shall name Mortgagee and Mortgagor, as the insured or additional insured, as their respective interests may appear, and in the case of property damage insurance, shall contain a so-called New York standard mortgagee clause in favor of Mortgagee providing that the loss thereunder shall be payable to Mortgagee.

            4.14.5 All policies of insurance provided for in subsection 4.14.1 hereof shall contain clauses or endorsements to the effect that:

            (i) no act or negligence of Mortgagor, or anyone acting for Mortgagor, or of any tenant under any Lease or other occupant or failure to comply with the provisions of any policy which might otherwise result in a forfeiture of such insurance or any part thereof shall in any way affect the validity or enforceability of such insurance insofar as Mortgagee is concerned;

            (ii) such policies shall not be materially changed (other than to increase the coverage provided thereby) canceled or non-renewed without at least 30 days' written notice to Mortgagee; and

            (iii) Mortgagee shall not be liable for any premiums thereon or subject to any assessments thereunder.

            4.14.6 Claims under each policy of insurance provided for or contemplated by subsection 4.14.1 (excluding third party liability, Workers Compensation and Employers liability insurance) in excess of $500,000 shall be adjusted with the insurers and/or underwriters by Mortgagee and Mortgagor, respectively (provided that, so long as no Event of Default shall then have occurred and be continuing, Mortgagee agrees that it shall not settle any such claims without Mortgagor's consent (not to be unreasonably withheld, conditioned or delayed), and Mortgagor shall (subject to Mortgagee's reasonable discretion) be entitled to lead all negotiations with insurers and underwriters in connection with such claims). Any such claims which do not exceed $500,000 shall, so long as no Event of Default exists hereunder, be adjusted by Mortgagor. All costs and expenses of collecting or recovering any insurance proceeds under such policies (including without limitation the actual and reasonable out-of-pocket expenses incurred by Mortgagee, if any), including without limitation any and all reasonable fees of attorneys, appraisers and adjusters, shall be paid by Mortgagor.

            4.14.7 To the extent that the Tenant Lease requires that all or any of the foregoing obligations be performed by the tenant thereunder, Mortgagor shall be relieved of such obligations hereunder for so long as the Tenant Lease shall be in effect.

      4.15 Damage or Destruction.

            4.15.1 In the event of any damage to or destruction of the Premises for which the cost of repair might reasonably be expected to exceed $500,000, Mortgagor shall, promptly after obtaining knowledge of the occurrence thereof, give notice thereof to Mortgagee and shall, regardless of the dollar amount of such damage, proceed with reasonable diligence, at Mortgagor's sole cost and expense, to repair and restore or cause to be repaired or restored the Premises or the portion thereof so damaged as nearly as practically possible to the condition the same were in immediately prior to such damage. If any Personal Property is damaged or lost as a result of such fire or other casualty, Mortgagor shall likewise, at its sole cost and expense, whether or not any insurance proceeds are available or adequate for such purpose, replace or cause to be replaced the Personal Property so damaged or lost. In the event that Mortgagor fails to advance any funds required for the completion of any such repairs or restoration, Mortgagee may, but shall not be obligated to, advance the required funds or any portion thereof, and Mortgagor shall, on demand, reimburse Mortgagee for all sums advanced and actual expenses incurred by Mortgagee in connection therewith, together with interest thereon at the Default Rate (as defined in the Note) from the date each such advance is made to the date of receipt by Mortgagee of reimbursement from Mortgagor, which amounts and interest shall become part of the Secured Obligations and be secured hereby. All repairs and restoration required to be made by Mortgagor hereunder shall be performed in material compliance with all Laws and Orders and shall be without any liability or actual expense of any kind to Mortgagee. Notwithstanding the foregoing, Mortgagor should not be obligated to repair, restore or replace the Premises and/or Personal Property in the event that (i) Mortgagee requires (pursuant to clause (A) of Section 4.15.2(ii)) the application of insurance proceeds to the payment of Secured Obligations at a time when no Event of Default has occurred and is continuing or (ii) Mortgagor elects not to restore pursuant to Section 4.15.2(iii).

            4.15.2 If by reason of any damage or destruction, any insurance proceeds are paid under any insurance policy maintained pursuant to subsection
4.14.1 hereof or otherwise (other than business interruption insurance proceeds or, as the case may be, rental loss insurance proceeds, which shall be paid as provided in clause (iii) of subsection 4.14.1), such proceeds shall be paid as follows:

            (i) If the aggregate insurance proceeds received by reason of any single instance of damage or destruction shall not exceed $500,000, such insurance proceeds shall be paid over to Mortgagor, and Mortgagor shall hold the same as a trust fund, to be used first for the payment of the entire cost of repairing and restoring the Premises and/or Personal Property and the balance thereof shall be paid to the Mortgagor; provided, however, that, if any Event of Default shall exist hereunder at the time all such insurance proceeds are so to be paid over to Mortgagor, or if Mortgagee shall have accelerated the Secured Obligations, all such insurance proceeds (in whatever amount) shall be paid over to Mortgagee and not to Mortgagor for application pursuant to clause (B) below.

            (ii) If the aggregate insurance proceeds received by reason of any single instance of damage or destruction shall exceed $500,000, such insurance proceeds shall be paid over to Mortgagee and held in an interest-bearing account. The Mortgagee shall apply such insurance proceeds to the repair and restoration of the Mortgaged Property by disbursing the same to Mortgagor on a periodic basis and with such retainage (not to exceed 10%) as Mortgagee reasonably shall deem appropriate, but no more frequently than monthly, as the repair and restoration work progresses, upon receipt by Mortgagee of such guaranties of completion (from Mortgagor and/or other third parties acceptable to Mortgagee), surety bonds, requisitions, architect's certificates and title updates as Mortgagee shall in its good faith discretion require (including without limitation requiring Mortgagor, inter alia, to provide to Mortgagee for its approval appropriate plans and specifications and budgets, and to show that there are at all times sufficient funds (in addition to the available insurance proceeds, as the case may be) available for the completion of the repair and restoration in question and to pay all amounts due under this Mortgage and the Note during such repair and restoration). All amounts held by Mortgagee as retainage shall be paid to Mortgagor upon substantial completion of the repair and restoration work. If any excess proceeds shall remain after the repair and restoration work has been completed and paid for in full out of such insurance proceeds, such excess proceeds shall be paid to Mortgagor if the Premises have been restored to their condition prior to such change or destruction, but otherwise such excess proceeds shall be retained by Mortgagee and applied to the partial prepayment of the Note, at par. Interest earned on insurance proceeds while held by Mortgagee shall be added to the amount of such insurance proceeds. If while any such insurance proceeds are held by Mortgagee an Event of Default shall have occurred and be continuing or Mortgagee shall have accelerated the Secured Obligations, Mortgagee shall have no duty to make advances to Mortgagor as provided for in this clause (ii).

            4.15.3 No destruction of or damage to the Mortgaged Property, or any part thereof, by fire or other casualty whatsoever, whether such damage or destruction be partial or total or otherwise, shall relieve Mortgagor from its liability to pay in full as and when due the Secured Obligations, or from timely, fully and faithfully performing all its other obligations hereunder and under the Loan Documents. No application of insurance proceeds to the reduction of the Secured Obligations shall have the effect of releasing the lien of this Mortgage from all or any portion of the Mortgaged Property until and unless all of the Secured Obligations have been paid in full.

            4.15.4 For so long as the Tenant Lease shall be in effect and not in default, if and to the extent that the provisions of the Tenant Lease are inconsistent with the provisions of this Section 4.15, such provisions of the Tenant Lease shall govern, including without limitation, that if the tenant under the Tenant Lease is required to restore the Premises under the Tenant Lease, the Mortgagee shall make insurance proceeds available for such purpose.

      4.16 Condemnation; Knowledge of Proceedings.

            4.16.1 Mortgagor, promptly upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Mortgaged Property or any material portion thereof, shall notify Mortgagee thereof, and Mortgagee may participate in any such proceedings and be represented by counsel of its selection. Mortgagor shall not make any agreement in lieu of condemnation of the Mortgaged Property or any portion thereof without the prior written consent of Mortgagee in each instance, which consent shall not be (i) unreasonably withheld or delayed in the case of the taking of any insubstantial portion of the Mortgaged Property or (ii) withheld or delayed if the Secured Obligations will be paid in full from the net condemnation proceeds. In the event of the condemnation of the Mortgaged Property, or any portion thereof, any awards for condemnation or payments in lieu thereof are hereby assigned and shall be paid to Mortgagee.

            4.16.2 In the event that Mortgagee shall determine in its good faith judgment after an event of condemnation that the taking of the Mortgaged Property was so extensive as to make continued operation thereof after restoration not commercially viable, all of the Secured Obligations shall become immediately due and payable, and any awards for condemnation or payments in lieu thereof shall be paid over to Mortgagee and applied in reduction of the Secured Obligations in such order as Mortgagee may determine in its discretion, but without any prepayment premium, and any excess shall be paid to Mortgagor. Any remaining Secured Obligations shall be prepaid by Mortgagor without any prepayment premium. Otherwise, whether or not any condemnation proceeds are available therefor, Mortgagor shall proceed with reasonable diligence, at Mortgagor's sole cost and expense, to repair and restore or cause to be repaired or restored the Mortgaged Property into an architectural and commercially viable premises comparable to or better than (to the greatest extent possible) the previously existing structure, with such additional improvements as Mortgagor may elect to add. In the case of a condemnation which is not so extensive as to make continued operation of the Mortgaged Property after restoration not commercially viable, the Mortgagee shall hold the condemnation proceeds in an interest bearing account and apply such proceeds to the repair and restoration of the Mortgaged Property by disbursing the same to Mortgagor on a periodic basis and with such retainage (not to exceed 10%) as Mortgagee reasonably shall deem appropriate, but no more frequently than monthly, as the repair and restoration work progresses, and upon receipt by Mortgagee of such guaranties of completion, surety bonds, requisitions, architect's certificates and title updates as Mortgagee shall in its good faith discretion require (including without limitation requiring Mortgagor to show that there are at all times sufficient funds (in addition to the available condemnation proceeds, as the case may be) available for the repair and restoration in question). Provided that Mortgagee shall not have elected to cause the acceleration of the Secured Obligations pursuant to the first sentence of this subsection, in the event that Mortgagor fails to make any payment in respect of any such repairs and restorations, Mortgagee may, but shall not be obligated to, advance funds required for the completion of such repairs or restoration, and Mortgagor shall, on demand, reimburse Mortgagee for all sums advanced and expenses actually incurred by Mortgagee in connection therewith (including without limitation the charges, disbursements and reasonable fees of Mortgagee's counsel), together with interest thereon at the Default Rate (as defined in the Note) from the date each such advance is made or expense paid by Mortgagee until the date on which repayment thereof is received by Mortgagee, which amounts and the interest thereon shall become part of the Secured Obligations and be secured hereby. All amounts held by Mortgagee as retainage shall be paid to Mortgagor upon substantial completion of the repair and restoration work. In the event that there are surplus proceeds of any award for condemnation or payments in lieu thereof, all such surplus proceeds shall be paid over to and/or retained by Mortgagee and shall be applied in accordance with the Loan Agreement.

            4.16.3 Notwithstanding any taking by public or quasi-public authority through eminent domain or otherwise, Mortgagor agrees to continue to pay all amounts due in respect of the Secured Obligations, which shall not be reduced until any award or payment therefor shall have been actually received by Mortgagee for application to the discharge of the Secured Obligations in accordance with the Loan Agreement. No application of the proceeds of any award for condemnation or payments in lieu thereof to the reduction of the Secured Obligations shall have the effect of releasing the lien of this Mortgage from the portion, if any, of the Mortgaged Property not taken until and unless the principal sum secured hereby, the interest thereon and the remainder of the Secured Obligations have been paid in full.

            4.16.4 In the event of any temporary taking of the Mortgaged Property or any portion thereof in condemnation or by eminent domain, Mortgagor shall continue to pay all principal, interest and other sums and charges secured hereby when due and payable under the Note and the other Loan Documents and, so long as there has occurred no Event of Default, receive the proceeds of any award for a temporary taking; provided, however, that if any award payable to Mortgagor on account of such taking is made in a lump sum or is payable other than in equal monthly installments, then the award shall be paid over to Mortgagee (who shall hold the same in an interest bearing account) and applied by Mortgagee to the payment of each monthly installment of interest and principal due under the Note and all of the other Secured Obligations as and when the same become due and payable; and provided, further, that the excess (if any) of such award received by Mortgagee over such monthly installment of interest and other Secured Obligations falling due for the entire period with respect to which such award was paid shall, monthly, be paid to or on behalf of Mortgagor for use solely in paying, with respect to the Premises, real estate and personal property taxes, insurance premiums, labor charges, repairs, utilities, accounting and legal expenses and other operating expenses; and provided further, that any unapplied portion of such award held by Mortgagee when such taking ceases or expires, or after all of the Secured Obligations shall have been paid in full (whichever first occurs), plus any interest accrued thereon, shall be repaid to Mortgagor. If while the proceeds of any such award are held by Mortgagee an Event of Default shall have occurred and be continuing, or Mortgagee shall have accelerated the Secured Obligations, Mortgagee may apply such proceeds in reduction of the Secured Obligations in such order and priority as Mortgagee shall in its discretion determine.

            4.16.5 For so long as the Tenant Lease shall be in effect, if and to the extent that the provisions of the Tenant Lease are inconsistent with the provisions of this Section 4.16, such provisions of the Tenant Lease shall govern.

      4.17 General Right of Entry. Mortgagor agrees that it will permit Mortgagee from time to time upon reasonable advance notice (not exceeding one business day) and during regular business hours (or upon occurrence of any emergency situation, without advance notice and at any time), but subject to the rights of tenants under their leases, to enter upon and inspect the Mortgaged Property to determine its compliance with the requirements of this Mortgage and the other Loan Documents and to ascertain its condition.

      4.18 Separate Tax Lots. Mortgagor agrees that if and to the extent the Mortgaged Property is not assessed for real estate tax purposes as a wholly independent tax lot (or lots), separate from any adjoining land or improvements not constituting a part of such lot or lots, it will enter into, or cause to be entered into, a tax sharing agreement (or agreements), reasonably satisfactory in form and substance to Mortgagee, with the respect to the party or parties responsible for paying real estate taxes as to any such adjacent land or improvements.

      4.19 Books of Account; Financial Statements.

            4.19.1 Mortgagor will keep adequate records and books of account of Mortgagor and the Premises at the principal office of Mortgagor or the management agent for the Premises in accordance with generally accepted accounting principles, tax accounting principles or other sound accounting principles consistently applied reflecting all financial transactions of the Mortgagor in respect of the Mortgaged Property and will permit Mortgagee (at the cost and expense of Mortgagee unless an error in excess of 5% of net operating income is discovered in which event the cost of such examination shall be borne by Mortgagor), by its agents, accountants and attorneys, to visit the Mortgaged Property and the office of Mortgagor and examine and make copies and extracts of Mortgagor's records and books of account and to discuss Mortgagor's affairs, finances and accounts with the officers of Mortgagor and its accountants, at such reasonable times during business hours with reasonable advance notice (which may be by telephone) of not less than one business day. Promptly upon demand by Mortgagee, but not more than once in any twelve (12) month period, the Mortgagor, shall use reasonable efforts to cause to be delivered to Mortgagee reports established and/or maintained by any rating agency and/or credit verification organization designated by Mortgagee (collectively, the "Credit Agencies") with respect to the credit status and/or financial condition of, and/or history of default with respect to credit transactions by, Mortgagor and/or the Guarantors (as defined in Section 7.9) (collectively the "Credit Reports") and Mortgagor hereby expressly grants to Mortgagee the right, license and privilege to obtain the Credit Reports directly from the Credit Agencies at Mortgagee's cost.

            4.19.2 Mortgagor covenants that it will, at its own expense, deliver to the Mortgagee, within (10) ten days after any request by Mortgagee (which request shall reference this subsection and such ten (10) day requirement) a written certificate, in recordable form, setting forth to its knowledge the amount then due under this Mortgage and whether to its knowledge any offsets or defenses exist against the indebtedness secured hereby; and, if any such offsets or defenses are alleged to exist, then the nature of such offsets or defenses. Such certificate shall also contain a statement that the Mortgagor has no knowledge of the occurrence of any Event of Default nor of any other event, which, with the giving of notice or passage of time, or both, would constitute an Event of Default which has occurred and remains uncured as of the date of such certificate; or, if any such Event of Default or other default has occurred and remains uncured as of the date of such certificate, then such certificate shall contain a statement specifying the nature thereof, the time for which the same has continued and the action which the Mortgagor has taken or proposes to take with respect thereto and setting forth or describing such additional matters with respect to the Mortgagor, Loan or the Mortgaged Property as the Mortgagee shall reasonably request and such additional information as the Mortgagee may reasonably request. Such certificate shall be certified to, and may be relied upon by, such parties as the Mortgagee shall direct.

            4.19.3 Mortgagor will deliver to Mortgagee within ninety (90) days after the close of its respective fiscal year its balance sheets and statements of profit and loss setting forth in comparative form, figures for the preceding year reviewed or audited by a reputable certified public accounting firm. Mortgagor shall also deliver within ninety (90) days after the close of the calendar year an annual operating statement for Mortgaged Property setting forth, in comparative form, figures for the preceding year, and a schedule showing all Leases (excluding subleases) and basic information with respect thereto in form approved by Mortgagor and Mortgagee as part of the application by Mortgagor for the loan secured hereby, in each case certified by a principal financial or accounting officer of Mortgagor. Throughout the term of this Mortgage, Mortgagor, with reasonable promptness, will deliver to Mortgagee such other information with respect to Mortgagor as Mortgagee may reasonably request from time to time. All financial statements of Mortgagor shall be prepared in a manner reasonably satisfactory to Mortgagee shall be delivered in duplicate, and in the case of Mortgagor, shall be accompanied by the certificate of a principal financial or accounting officer of Mortgagor, dated within five (5) days of the delivery of such statements to Mortgagee, stating that such financial statements are, to the best of such officer's knowledge after diligent inquiry, true and correct and that he/she knows of no Event of Default, nor of any default which after notice or lapse of time or both would constitute an Event of Default, which has occurred and is continuing, or, if any such default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action Mortgagor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that, to the best of such officer's knowledge after diligent inquiry, Mortgagor has fulfilled all its obligations under this Mortgage which are required to be fulfilled on or prior to the date of such certificate.

      4.20 Limitations on Transfer. Mortgagor hereby covenants and agrees that Mortgagor will not, without the prior written consent in each instance of Mortgagee, which may be withheld in Mortgagee's sole discretion except as provided below, (i) convey, sell, assign, lease or otherwise transfer any interest of Mortgagor in the Mortgaged Property or any portion thereof, (ii) pledge, mortgage, hypothecate, place a deed of trust or other lien on or otherwise encumber Mortgagor's interest in the Mortgaged Property or any portion thereof, (iii) permit the conveyance, sale, assignment, pledge, mortgage, hypothecation or other transfer or disposition, either directly or indirectly or through one or more step transactions or tiered transactions, of interests in Mortgagor or in the partners, shareholders, principals, trustee or beneficiary of Mortgagor or in the partners, shareholders, principals, trustees or beneficiaries of such partners, shareholders, principals, trustee or beneficiary, or any portion thereof, or (iv) enter into or permit to be entered into any agreement or arrangement to do any of the foregoing unless such agreement or arrangement is expressly made subject to Mortgagee's approval (each of the aforesaid acts referred to in clauses (i) through (iv) above being referred to herein as a "Transfer"). Any conveyance, sale, assignment, lease, pledge, mortgage, hypothecation, encumbrance or transfer deemed to be such by operation of Law shall also be deemed to be a Transfer. Any attempted Transfer in violation of this Section shall be void and of no force or effect. Transfers of membership interests in the Borrower shall not be permitted without the prior written consent of Mortgagee, which consent will not be unreasonably withheld or delayed. Notwithstanding the same, transfers which (i) do not result in more than a majority of the membership interests of Class B Members of Borrower being transferred, or (ii) result from the death of a member or are a transfer to a spouse, child or entity for which the member, a spouse and/or child are the sole beneficiary(ies), shall be permitted without consent of Mortgagee.

      4.21 Recording, Filing and Perfection of Security Interests; Fees.

            4.21.1 Mortgagor, promptly upon the execution and delivery of the Note, this Mortgage, the Assignment of Leases and the Indemnity Agreement and thereafter from time to time, will cause this Mortgage, the Assignment of Leases and any other Loan Document creating a lien or evidencing the lien of this Mortgage upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

            4.21.2 Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the execution and acknowledgment of the Mortgage and any other Loan Document (including any security instrument with respect to the Personal Property and Proceeds) and any instrument of further assurance, and all federal, state, county and municipal mortgage recording taxes, stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of the Loan Documents, any deed of trust supplemental hereto, any supplemental security instrument with respect to the Personal Property and Proceeds or any instrument of further assurance.

      4.22 Further Acts and Assurances. Mortgagor will, at its sole cost and expense, and without actual expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or filing, registering or recording this Mortgage, and, on demand, will execute and deliver, and hereby authorizes Mortgagee to execute and file in Mortgagor's name, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien of this Mortgage or the lien intended hereby upon the Mortgaged Property.

                                   ARTICLE V

                               EVENTS OF DEFAULT

      5.1 Events of Default. It shall be an event of default ("Event of Default") hereunder if any one or more Event of Default as defined in the Loan Agreement shall occur.

                                   ARTICLE VI

                          REMEDIES AND RELATED MATTERS

      6.1 Remedies. Upon the occurrence and continuance of any Event of Default, the Mortgagee, at the option of the Mortgagee, may:

            6.1.1 by Notice to the Mortgagor, declare the entire principal amount under the Note then outstanding, and all accrued and unpaid interest thereon, to be immediately due and payable, and upon such declaration such principal amount and said accrued and unpaid interest and all other Secured Obligations shall become and be immediately due and payable, anything in either Note or in this Mortgage to the contrary notwithstanding;

            6.1.2 by itself, its agents or attorneys, or by a court-appointed receiver, enter into and upon all or any part of the Mortgaged Property and each and every part thereof and exclude the Mortgagor, its agents and servants wholly therefrom; and having and holding the same, use, operate, manage and control the Mortgaged Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, maintain and restore the Mortgaged Property and, likewise make all necessary or proper repairs, renewals and replacements and such alterations, betterments, additions and improvements thereto and thereon as it may deem advisable and insure the same; and in every such case the Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Mortgagor, as its attorney-in-fact, coupled with an interest, or otherwise, as it shall deem best; and the Mortgagee shall be entitled to collect and receive all Rents and other earnings, revenues, issues, profits and income of the Mortgaged Property and after deducting the expenses of conducting the business thereof and all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of all attorneys, counsel, agents, clerks, servants and other employees engaged or employed by it, the Mortgagee may apply the remainder of the monies so received by it, first to the payment of any other sums required to be paid by the Mortgagor under this Mortgage; then to the payment of all other Secured Obligations in such order as Mortgagee shall elect; and the balance, if any, shall be turned over to the Mortgagor or such other person as may be lawfully entitled thereto;

            6.1.3 with or without entry, personally or by its agents or attorneys insofar as applicable:

                  (a) foreclose the lien and security interest of this Mortgage against the Mortgaged Property, or any portion thereof, in accordance with the laws of The Commonwealth of Massachusetts and the provisions hereof for all Secured Obligations secured hereby or for any portion of such Secured Obligations or any other sums secured hereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance of the Secured Obligations not then due; it being agreed that several sales may be made hereunder without exhausting the rights of sale for any other breach by the Mortgagor of any of the Secured Obligations secured hereby, it being the purpose to provide for foreclosure and sale of the Mortgaged Property, or any portion thereof, for any matured portion of any of the Secured Obligations secured hereby or otherwise provided for herein without exhausting the power to foreclose and sell the Mortgaged Property, or any portion thereof, for any other part of the Secured Obligations secured hereby, whether matured at the time or subsequently maturing; or

                  (b) take such other steps to protect and enforce their respective rights, whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Mortgage, the Loan Agreement or any other Loan Document, or in aid of the execution of any power granted herein or in the Note, this Mortgage, the Loan Agreement or any other Loan Document, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee may elect.

      6.2 Foreclosure and Sale; Application of Proceeds; Waiver of Right of Redemption; Etc.

            6.2.1 Foreclosure and Sale. During the continuance of any Event of Default, the Mortgagee, personally or by its agents or attorneys, may sell the Mortgaged Property, or any part or parts thereof, and all estate, right, title, interest, claim and demand therein, at public auction at such time and place and upon such terms and conditions as the Mortgagee may deem appropriate or as may be required or permitted by applicable law or rule of court, having first given notice prior to the sale of such time, place and terms by advertisement in at least one newspaper published or having a general circulation in the county or counties in which the Mortgaged Property is located or at such time or times as may be required by applicable law or rule of court, and at such other times and by such other methods, if any, as the Mortgagee may deem appropriate.

            6.2.2 Adjournment of Sale. The Mortgagee may adjourn from time to time any sale to be made by it under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by an applicable provision of law or rule of court, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

            6.2.3 Effect of Sale Upon Mortgagor. Any sale or sales made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Mortgagor.

            6.2.4 Acceleration Upon Sale. In the event of any sale or sales made under or by virtue of this Subsection, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, all Secured Obligations, if not previously due and payable, and all other sums required to be paid by the Mortgagor pursuant to the Note, this Mortgage and the other Loan Documents, shall, at the option of the Mortgagee, immediately become due and payable, in full, anything in the Note, this Mortgage, the Loan Agreement or the other Loan Documents to the contrary notwithstanding. If an Event of Default should occur, and following the acceleration of maturity as herein provided, a tender of payment by the Mortgagor of the amount then necessary to satisfy all Secured Obligations made at any time prior to any sale made under or by virtue of this Subsection, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall constitute an evasion of the provisions of the Note prohibiting prepayment, and, to the extent permitted by applicable law, such payment shall include the Prepayment Premiums (as defined in the Note), and other payments required by the Note.

            6.2.5 Appointment of Receiver. During the continuance of an Event of Default, the Mortgagee shall be entitled (and, to the extent permitted under the laws of The Commonwealth of Massachusetts, with five (5) days' notice, without regard to the adequacy of any security for the Secured Obligations and without regard to the solvency of any person, partnership or entity liable for the payment thereof) to the appointment of a receiver or receivers of the Mortgaged Property and of all of the earnings, revenues, rents, issues, profits and income there from, and the Mortgagor hereby consents to the appointment of such receiver and agrees that it will not oppose any such appointment; provided, however, that notwithstanding the appointment of any receiver as aforesaid, the Mortgagee shall be entitled to retain possession and control of the Mortgaged Property. Such receiver shall have all of the powers and authority permitted by applicable law.

            6.2.6 Application of Proceeds. The proceeds of any sale made under or by virtue of this Article, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, together with any other sums which may then be held by the Mortgagee pursuant to this Mortgage, whether under the provisions of this Subsection or otherwise, shall be applied as follows:

                  First: To the payment of the actual costs and expenses of such sale or sales, including compensation to Mortgagee and the fees, charges and disbursements of its agents, and the charges, disbursements and reasonable fees of its counsel, and of any judicial or other proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest at the Default Rate (as defined in the Note) on all advances made by Mortgagee, and of taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

                  Second: To the payment of any actual expenses, charges, losses, indemnities, penalties, premiums (including, without limitation, Prepayment Premiums (as defined in the Note) and late payment premiums) and all other amounts due under the Loan Documents, excluding interest and principal.

                  Third: To the payment of interest on the unpaid principal due under the Note including Additional Interest.

                  Fourth: To the payment of principal due under the Note.

                  Fifth: To the payment of all other Secured Obligations.

                  Sixth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same (including, if applicable, Mortgagor, or the beneficiary of Mortgagor).

            6.2.7 Application of Purchase Money. In the event of any sale made under or by virtue of this Section 6.2, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the receipt of the officer making the sale under judicial proceedings or of the Mortgagee for the payment of the purchase money shall be full and sufficient discharge of the purchaser of the Mortgaged Property for the purchase money and no such purchaser, after paying such purchase money and receiving such a receipt, shall be bound or liable to see to the application of such purchase money.

            6.2.8 Conveyance of the Mortgaged Property. Upon the completion of any sale or sales made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee or an officer of the court empowered so to do, shall execute and deliver to the purchaser or purchasers a good and sufficient instrument or instruments, conveying, assigning and transferring all estate, right, title and interest of the Mortgagor in and to the Mortgaged Property and rights sold, including the estate of the Mortgagor as lessor under the Leases (excluding subleases), but without any covenant or warranty, express or implied. The recitals in such instrument(s) of any matters of fact shall be conclusive proof of the truthfulness thereof. The Mortgagee is hereby appointed, which appointment is coupled with an interest and is irrevocable, and which appointment shall become effective upon the occurrence of an Event of Default, the true and lawful attorney of the Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers, all such instruments as may be advisable, in the judgment of the Mortgagee, for that purpose, and as may be designated in any such request.

            6.2.9 Purchase of Mortgaged Property. The Mortgagee shall have the right to be a purchaser at any sale made under or by virtue of this Mortgage, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, and on so purchasing shall have the right to be credited upon the amount of the bid made therefor with the amount payable to the Mortgagee out of the net proceeds of such sale. In the event of any such sale, the Secured Obligations, if not previously due, shall be and become immediately due and payable without demand or notice of any kind.

            6.2.10 Waiver of Right of Redemption - Exemptions Waived. The Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of a stay or extension or moratorium law, any exemption from attachment, execution or sale of the Mortgaged Property, or any part thereof, whether enacted now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the Mortgaged Property so sold, or any part thereof, and the Mortgagor hereby expressly waives all benefit and advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any right, power or remedy herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every right, power or remedy as though no such law or laws had been made or enacted. The Mortgagor, for itself and all who claim under it, waives, to the extent that it lawfully may, the benefit of any homestead exemption and any and all right to have the Mortgaged Property marshaled upon any sale or foreclosure hereunder.

            6.2.11 Recovery of Judgment. A. During the continuation of any Event of Default, the Mortgagee shall be entitled and empowered to institute such actions or proceedings at law or in equity as it may consider advisable for the collection of the Secured Obligations, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Mortgagor in any manner provided by law. The Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceeding for the enforcement of any remedies provided for in the Note, this Mortgage, the Loan Agreement or the other Loan Documents and the right of the Mortgagee to recover judgment as aforesaid shall not be affected by any sale hereunder, or by the passage or entry of a decree for the sale of the Mortgaged Property, or any part thereof, or by the enforcement of the provisions of the Note, this Mortgage, the Loan Agreement and the other Loan Documents or the foreclosure of the lien hereof. In the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the Secured Obligations, the Mortgagee, except as otherwise provided in the Note, shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid with respect to the Secured Obligations, and shall be entitled to recover judgment for any portion of the Secured Obligations remaining unpaid, together with interest as provided in the Note. In case of proceedings against the Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then the Mortgagee shall be entitled to prove the whole amount due on account of the Secured Obligations, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property; provided, however, that in no case shall the Mortgagee receive a greater amount than the total amount due on account of the Secured Obligations from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of the Mortgagor.

                  B. No recovery of any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect, in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property, or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

            6.2.12 Discontinuance of Proceedings. If the Mortgagee shall commence any proceeding to enforce any right, power or remedy hereunder or under the Note or the other Loan Documents and such proceeding shall be discontinued or abandoned for any reason, then in every such case the parties shall be restored to their former positions and the rights, powers and remedies of the Mortgagee shall continue as if no such proceeding had been commenced.

            6.2.13 Judicial Foreclosure. The provisions hereinabove set forth relating to the remedy of foreclosure of the lien of this Mortgage by public sale to be conducted by the Mortgagee, are not intended as an exclusive method of foreclosure hereunder or to deprive the Mortgagee of any other legal or equitable remedies available to it. Accordingly, it is specifically agreed that such remedy shall be cumulative and shall not in any way be construed as an exclusive remedy, and Mortgagee shall be fully entitled to a court foreclosure and to avail itself of any and all other legal or equitable remedies at any time available under the laws of The Commonwealth of Massachusetts.

      6.3 No Conditions Precedent to Exercise of Remedies. The Mortgagor shall not be relieved of any obligation by reason of the failure of the Mortgagee to comply with any request of the Mortgagor or of any other person to take action to foreclose on this Mortgage or otherwise to enforce any provisions of the Note, this Mortgage, the Loan Agreement or the other Loan Documents, or by reason of the release, regardless of consideration, of all or any part of the Mortgaged Property, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and the Mortgagee extending the time of payment or modifying the terms of the Note, this Mortgage or the other Loan Documents without first having obtained the consent of the Mortgagor, and, in the latter event, the Mortgagor shall continue to be liable to make payment according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by the Mortgagee. The Mortgagee shall not be required to proceed hereunder before proceeding against any other security held by the Mortgagee for the payment of the Secured Obligations or for the performance by the Mortgagor of all of its obligations under the Note , this Mortgage or any of the Loan Documents, nor shall the Mortgagee be required to proceed against such other security before proceeding hereunder. The Mortgagee shall be entitled to proceed hereunder and against such other security in such order and manner as it may elect and no such action by the Mortgagee shall operate to preclude it from proceeding against any or all of any security at the same time or in any order.

      6.4 No Merger. It is the intention of the parties hereto that if the Mortgagee shall at any time hereafter acquire title to all or any portion of the Mortgaged Property, then, and until the Secured Obligations have been satisfied in full, the interest of the Mortgagee hereunder and the lien of this Mortgage shall not merge or become merged in or with the estate and interest of the Mortgagee as the holder and owner of title to all or any portion of the Mortgaged Property and that, until such payment, the estate of the Mortgagee in the Mortgaged Property and the lien of this Mortgage and the interest of the Mortgagee hereunder shall continue in full force and effect to the same extent as if the Mortgagee had not acquired title to all or any portion of the Mortgaged Property.

      6.5 Remedies Cumulative. The remedies specified in this Section shall be in addition to all other rights and remedies provided herein or in any other Loan Document and which the Mortgagee may have at law or in equity and no single or partial exercise by the Mortgagee of any right or remedy hereunder or under any other Loan Document or which the Mortgagee may have at law or in equity shall exhaust the same or shall preclude any other or further exercise thereof or of any other right or remedy hereunder or under any other Loan Document or which the Mortgagee may have at law or in equity, and every such right or remedy hereunder or under any other Loan Document or which the Mortgagee may have at law or in equity may be exercised at any time and from time to time after the occurrence of an Event of Default.

      6.6 Mortgagee's Performance of Mortgagor's Obligations. If, after the giving of any applicable notice and expiration of any applicable grace and/or cure period, Mortgagor shall fail timely to perform any of the covenants contained in this Mortgage, the Note, the Loan Agreement or any other Loan Document, Mortgagee may make advances to perform the same on Mortgagor's behalf (except that Mortgagee agrees that it shall not make advances under this Section to pay any amount(s) secured by a Lien, or any Imposition, which Mortgagor is then contesting fully in accordance with the provisions of Section 4.6 or
Section 4.7, as applicable). Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default nor shall the provisions of this Section 6.6 or any exercise by Mortgagee of its rights hereunder prevent any default from constituting an Event of Default. Mortgagee, in making any payment hereby authorized (a) relating to Impositions, may do so according to any bill, statement or estimate, without inquiry into the validity of any such Imposition; (b) for the purchase, discharge, compromise or settlement of any lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted; or (c) in connection with the completion of construction or alterations, furnishing or equipping of the Improvements or the rental, operation or management of the Mortgaged Property or the payment of operating costs thereof, may do so in such amounts and to such persons as Mortgagee may deem appropriate. Nothing contained herein shall be construed to require Mortgagee to advance monies for any purpose.

                                  ARTICLE VII

                                 MISCELLANEOUS

      7.1 Enforceability. In the event that any provision of this Mortgage, the Note, the Loan Agreement or any other Loan Document or the application thereof to Mortgagor or any circumstance in any jurisdiction governing this Mortgage, the Note, the Loan Agreement or such Loan Document shall, to any extent, be invalid or unenforceable under any Law, such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform to such Law, and the remainder of this Mortgage, the Note, the Loan Agreement or such Loan Document and the application of such invalid or unenforceable provision to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Mortgage, the Note, the Loan Agreement or such Loan Document.

      7.2 Maximum Rate of Interest. Notwithstanding any contrary provision of this Mortgage, in no event shall the aggregate of the interest payable hereunder or under the Note, the Loan Agreement or any other Loan Document, or penalties or premiums for late payments, Prepayment Premiums (as defined in the Note) loan servicing fees, application fees, commitment fees, "points" or any other amounts, fees or charges which would under any applicable Law be deemed "interest" ever exceed the maximum amount of interest which under any applicable Law could be lawfully charged on the principal balance of the Note from time to time outstanding. In this connection, it is expressly stipulated and agreed that it is the intention of Mortgagee and Mortgagor in the execution and delivery of the Note, this Mortgage, the Loan Agreement, the Assignment of Leases, the Indemnity Agreement and any other Loan Document contractually to limit the maximum amounts charged to, contracted for with, or received from Mortgagor in connection with the Secured Obligations which would be deemed "interest" under any applicable Law to the maximum non-usurious amount of interest which would be permitted under such Law. In furtherance thereof, it is stipulated and agreed that none of the terms of this Mortgage, the Note, the Loan Agreement, the Assignment of Leases, the Indemnity Agreement or any other Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money interest at a rate in excess of the maximum non-usurious interest rate permitted to be charged to, contracted for with, or received from Mortgagor by Mortgagee under any applicable Law; neither Mortgagor nor any Guarantor (as defined in Section 7.9) under the Guaranty (as defined in Section 7.9), endorser or other parties now or hereafter becoming liable for the payment of the Secured Obligations shall ever be liable for interest in excess of the maximum non-usurious interest that under any applicable Law could be charged, contracted for or received from Mortgagor by Mortgagee; and the provisions of this Section shall be deemed to govern the maximum rate and amount of interest which may be paid under the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases and any other Loan Document, and shall control over all other provisions of this Mortgage, the Note, the Loan Agreement, the Assignment of Leases or any other Loan Document which might be in apparent conflict herewith. Specifically and without limiting the generality of the foregoing, it is expressly provided:

            7.2.1 If and when any installment of the interest calculated under the Note becomes due and the aggregate amount thereof, when added to the aggregate amount of any other amounts which constitute interest on the indebtedness evidenced thereby and which have been heretofore paid on said indebtedness, would be in excess of the maximum non-usurious amount of interest permitted by any applicable Law, in light of all discounts, payments or prepayments theretofore made on said indebtedness and presuming the Secured Obligations will be paid at their stated maturity date, then the aggregate amount of such interest installment shall be automatically reduced to the maximum sum, if any, which could lawfully be paid as interest on the principal balance of the Note on such date under such circumstances.

            7.2.2 If under any circumstances the aggregate amounts paid on the Note, this Mortgage, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases and any other Loan Document prior to and incident to final payment thereof include any amounts which under any applicable Law would be deemed interest and which would exceed the maximum non-usurious amount of interest which, under any applicable Law, could lawfully have been collected on such indebtedness, Mortgagor and Mortgagee stipulate that such payment and collection will have been and will be deemed to have been the result of mathematical error on the part of both Mortgagor and Mortgagee, and the person or entity receiving such excess payment shall promptly refund the amount of such excess (to the extent only of the excess of such interest payments above the maximum non-usurious amount which could lawfully have been collected and retained under any applicable Law) upon discovery of such error by the person or entity receiving such payment or Notice thereof from the person or entity making such payment; and

            7.2.3 All amounts paid or agreed to be paid in connection with the Secured Obligations which would under any applicable Law be deemed "interest" shall, to the extent permitted by such Law, be amortized, prorated, allocated and spread throughout the full term of the Note.

      7.3 Notices. All notices, requests for approval or consent, demands, consents, approvals and other communications (collectively, "Notices") hereunder shall be in writing and shall be sent by hand, or by telecopy (with a duplicate copy sent the same day by reputable overnight courier service, postage prepaid), or by postage prepaid, certified or registered mail, return receipt requested, or by reputable overnight courier service, postage prepaid, addressed to the party to be notified as set forth below:

                  (a)      if to Mortgagee,

                           SEPRACOR, INC.
                           111 Locke Drive
                           Marlborough, Massachusetts  01752
                           Attn: Vice President for Finance and Administration

                           with a copy to:

                           Nixon Peabody LLP
                           101 Federal Street
                           Boston, MA 02110
                           Attn:  William C. Stone, PC
                           Telecopy No.: 617-345-1300

                  (b)      if to Mortgagor,

                           WATERFORD PARK, LLC
                           c/o Waterford Development Corp.
                           175 Highland Avenue
                           Needham, MA 02494
                           Attn: Robert E. Shapiro

                           with a copy to:

                           Garrity Levin & Muir
                           99 Summer Street
                           Boston, Massachusetts  02110
                           Attn: Jonathan Levin, Esq.

      Notices shall be deemed given when so delivered by hand or when a legible copy is received by telecopier (with receipt being verified by telephone confirmation and provided that a copy is sent on the same day by reputable overnight courier service), or if mailed, five (5) business days after mailing (or one (1) business day for reputable overnight courier service), with failure to accept delivery constituting delivery for this purpose. Any party hereto may change the addresses for Notices set forth above by giving at least ten (10) days' prior Notice of such change in writing to the other party as aforesaid and otherwise in accordance with these provisions.

      7.4 No Release. Mortgagor agrees that no other security, now existing or hereafter taken, for the Secured Obligations shall be impaired or affected in any manner by the execution hereof; no security subsequently taken by any holder of the Secured Obligations shall impair or affect in any manner the security given by this Mortgage; all security for the payment of the Secured Obligations shall be taken, considered, and held as cumulative; and the taking of additional security shall at no time release or impair any security by endorsement or otherwise previously given. Mortgagor further agrees that any part of the security herein described may be released without in any way altering, varying, or diminishing the force, effect, or lien of this Mortgage, or of any renewal or extension of said lien, and that this Mortgage shall continue as a first lien, assignment, and security interest on all the Mortgaged Property not expressly released until all Secured Obligations are fully discharged and paid.

      7.5 Attorneys' Fees and Costs of Mortgagee. Mortgagor agrees to pay, within ten (10) business days of demand of Mortgagee, all actual reasonable out-of-pocket expenses incurred by Mortgagee, including without limitation attorneys' charges, disbursements and reasonable fees, in connection with the enforcement by Mortgagee of any of the Note, this Mortgage, the Assignment of Contracts, the Loan Agreement, the Guaranty, the Indemnity Agreement, the Assignment of Leases or any of the other Loan Documents.

      7.6 Brokerage. Mortgagor hereby indemnifies and holds harmless Mortgagee against all liability, cost and expense, including without limitation attorneys' charges, disbursements and reasonable fees, incurred in connection with any claims which may be asserted by any broker or finder or similar agent alleging to have dealt with Mortgagor in any of the transactions contemplated hereby; excluding however such amounts, if any, which Mortgagee has agreed in writing to pay.

      7.7 Indemnification. Mortgagor will protect, indemnify and save harmless Mortgagee from and against any and all liabilities, obligations, claims, damages, penalties, assessments, fines, causes of action and actual reasonable out-of-pocket expenses (including without limitation attorneys' disbursements, charges and reasonable fees) imposed upon or incurred by or asserted against Mortgagee or the Mortgaged Property or any of Mortgagee's interest therein, by reason of the execution of this Mortgage, the Note, the Loan Agreement or any other Loan Document or the Guaranty, or the consummation of the transactions contemplated hereby or thereby, or the occurrence or existence during or prior to the term of this Mortgage of any of the following: (i) ownership by Mortgagor of any interest in the Mortgaged Property or receipt of any rent or other sum therefrom during any period when Mortgagor has not been excluded from possession; (ii) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, and streets and ways during any period when Mortgagor has not been excluded from possession; (iii) any design, construction, operation, use, nonuse or condition of the Mortgaged Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, and streets and ways, including, without limitation, claims or penalties arising from violation of any requirement of law or insurance requirements as well as any claim based on any patent or latent defect, whether or not discoverable by Mortgagor, any claim as to which the insurance is inadequate, and any claim in respect of any adverse environmental impact or effect; (iv) any negligence or tortious act or omission on the part of Mortgagor or any of its agents, contractors, servants, employees, sublessees, licensees, guests or invitees; (v) any failure by Mortgagor to perform its obligations under this Mortgage, the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases, the Assignment of Contracts, or any other Loan Document; or (vi) any claims arising from the alleged or actual breach of Mortgagor's obligations under Section 7.6 hereof, whether such claim proves true or false. Mortgagor further agrees that its obligations under this Section 7.7 shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of Mortgagor, regardless of whether Mortgagor has paid the employee under the worker's compensation laws of the Jurisdiction, or other similar federal or state legislation for the protection of employees. Mortgagor agrees that its obligations under this Section 7.7 shall include indemnifying Mortgagee for all reasonable attorney's charges, disbursements and fees, and all other actual and reasonable out-of-pocket expenses incurred by Mortgagee to enforce the terms of this Section. Mortgagor's obligations under this Section are exclusive of, and in addition to, any and all insurance obligations which Mortgagor has under this Mortgage and any of its obligations under the Indemnity Agreement. If any action or proceeding shall be commenced (including without limitation an action to foreclose this Mortgage or to collect the indebtedness secured hereby or to enforce Mortgagee's rights under the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases, the Assignment of Contracts or any other Loan Document) by Mortgagee or Mortgagor or any third party, to which action or proceeding Mortgagee is made a party by reason of the execution of this Mortgage, the Note, the Loan Agreement, the Assignment of Leases, the Assignment of Contracts, the Indemnity Agreement, or any other Loan Document in which it becomes necessary to enforce, defend or uphold the lien of this Mortgage or Mortgagee's rights under the Note, all actual and reasonable out-of-pocket expenses incurred by Mortgagee in connection with any litigation to enforce, prosecute or defend the rights and lien created hereby or otherwise incurred in connection with any action or proceeding referred to in this Section (including without limitation attorneys' charges, disbursements and reasonable fees) shall be paid by Mortgagor to Mortgagee within ten (10) days after demand. In case any action, suit or proceeding is brought against Mortgagee by reason of any such occurrence, Mortgagor, upon request of Mortgagee, will, at Mortgagor's sole cost and expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Mortgagor and approved by Mortgagee, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Mortgagor shall have no obligations under this Section 7.7 with respect to any claims arising solely out of the grossly negligent or intentional acts of Mortgagee or its employees, agents or other persons acting on its behalf.

      7.8 Environmental Matters. Without limiting the foregoing obligations and indemnities of Mortgagor, Mortgagor hereby represents and warrants that, to the best of its knowledge and belief after reasonable investigation, it is currently in compliance in all material regards with, and covenants and agrees (subject to the rights of the tenant under the Tenant Lease) that it will manage and operate the Mortgaged Property and will, in accordance with prudent commercial business practices, cause each tenant under any Lease to occupy its demised portion of the Mortgaged Property in compliance in all material regards with, Environmental Laws (as that term is defined in the Indemnity Agreement). Subject to the rights of the tenant under the Tenant Lease, Mortgagor further covenants and agrees that, in accordance with prudent commercial business practices, it shall not install or permit to be installed in the Mortgaged Property any Hazardous Materials (as that term is defined in the Indemnity Agreement) (other than those lawful amounts of cleaning supplies and other materials incidental to the Permitted Uses of the Mortgaged Property, and except as disclosed in the Existing Reports, as that term is defined in the Indemnity Agreement). Mortgagor hereby represents and warrants that, to the best of its knowledge after reasonable investigation, it has heretofore delivered to Mortgagee true, correct and complete copies of all reports, citations, notices and other writings, including without limitation hazardous waste disposal manifests, which Mortgagor has received from or delivered to any governmental authority empowered to regulate or oversee any of the foregoing activities; and Mortgagor covenants and agrees that it shall from and after the date hereof deliver to Mortgagee within ten (10) days of receipt thereof, true, correct and complete copies of all such writings prepared or received by Mortgagor. Mortgagor shall use reasonable efforts to cause the tenant under the Tenant Lease to remove from the Mortgaged Property and dispose of any Hazardous Materials in violation of Environmental Laws in a manner consistent with and in compliance with applicable Environmental Laws and shall take any and all other action to remedy, rectify, rehabilitate and correct any violation of any applicable Environmental Law or any violation of any agreement entered into between Mortgagor and Mortgagee and/or any third party with respect to Hazardous Materials. Mortgagor agrees to indemnify, defend with counsel reasonably acceptable to Mortgagee (at Mortgagor's sole cost and expense), and hold Mortgagee harmless against any claim, response or other actual expenses, damages, liability or demand (including without limitation all reasonable attorneys' charges, disbursements and reasonable fees incurred by Mortgagee) arising out of any claimed violation by Mortgagor of any Environmental Laws or breach of any of the foregoing covenants or agreements except to the extent caused solely by the actions of Mortgagee or its employees, agents or other persons acting on its behalf. The foregoing provision shall not be construed as imposing on Borrower any obligation or liability for any act or omission of tenant under the Tenant Lease.

      7.9 Limitations on Recourse. The provisions of Section 10 of the Note, Limitations on Recourse, are applicable to this Mortgage.

      7.10 Estoppel Certificates. Mortgagor and Mortgagee agree at any time and from time to time, upon ten (10) business days prior written notice from either party, to execute and deliver to such party, or to any person or entity designated by such party, a statement in writing certifying (i) the outstanding principal balance of the Secured Obligations, (ii) the last date to which interest has been paid by Mortgagor, (iii) that the Loan is in full force and effect, (iv) to the knowledge of Mortgagor, whether Mortgagor has any defenses or offsets thereto, and (v) whether any default on the part of Mortgagor has occurred (if made by Mortgagee, subject to its knowledge).

      7.11 Effect of Extensions and Amendments. If the payment of the Secured Obligations, or any part thereof, shall be extended or varied, or if any part of the security or guaranties therefor be released, all persons (including, without limitation the Guarantors under the Guaranty now or at any time hereafter liable therefor, or interested in the Mortgaged Property, shall be held to assent to such extension, variation or release, and their liability, and the lien, and all provisions hereof, shall continue in full force and effect; the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding any such extension, variation or release (subject to the express limitations set forth in Section 7.9). Any person, firm or corporation taking a junior deed of trust or other Lien upon the Mortgaged Property or any part thereof or any interest therein, shall, without waiving any other limitations in this Mortgage on such Liens, take the said Lien subject to the rights of Mortgagee to amend, modify, extend or release the Note, this Mortgage or any other document or instrument evidencing, securing or guarantying the indebtedness secured hereby, in each case without obtaining the consent of the holder of such junior Lien and without the lien of this Mortgage losing its priority over the rights of any such junior Lien.

      7.12 No Joint Venture. Mortgagor acknowledges that the relationship between the parties is that of mortgagor and mortgagee and that in no event shall Mortgagee be deemed to be a partner or joint venturer with Mortgagor. Mortgagee shall not be deemed to be such a partner or joint venturer by reason of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or any other of the Loan Documents.

      7.13 Funds Held in Accounts. Mortgagor hereby agrees that Mortgagee shall have no liability for any investment losses or reduction in value which accrue or occur with respect to any amounts held by Mortgagee in any accounts hereunder for the benefit or account of Mortgagor or the Premises (such as insurance proceeds or partial condemnation awards) and any such losses shall be borne solely by Mortgagor except where such losses are caused by Mortgagee's gross negligence or willful misconduct. In addition, Mortgagor agrees that all interest and/or other income on such funds shall for income tax purposes be deemed to belong to Mortgagor.

      7.14 Expenses of Mortgagee. Any reference herein to "actual expenses incurred by Mortgagee" shall be deemed to refer to actual costs and expenses incurred by Mortgagee paid or payable to third parties (as opposed to Mortgagee's general overhead expenses).

      7.15 Governing Law. This Mortgage shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and any applicable laws of the United States of America.

      7.16 Captions and Pronouns. The captions and headings of the various sections of this Mortgage are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter shall be freely interchangeable.


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

      7.17 Amendments, Waivers, Etc. No amendment, modification, termination, or waiver of any provision of this Mortgage nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the party against which such action or waiver is sought to be charged, and then such action or waiver shall be effective only in the specific instance and for the specific purpose for which given or omitted. No notice to or demand on Mortgagor in any case shall entitle Mortgagor to any other or further notice or demand in similar or other circumstances except as provided in this Mortgage.

      7.18 Entire Agreement; Controlling Provisions. This Mortgage, the Note, the Loan Agreement, the Indemnity Agreement, the Assignment of Leases and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings between them relating to the same subject matter. If and to the extent the provisions of this Mortgage conflict with the provisions of the Loan Agreement, the provisions of the Loan Agreement shall govern.

      7.19 Covenants Running With the Land; Successors and Assigns. All of the grants, covenants, terms, provisions and conditions of this Mortgage shall run with the land and shall apply to and bind the successors and assigns of Mortgagor, and apply to and inure to the benefit of the successors and assigns of Mortgagee.

      7.20 Statutory Condition. This Mortgage is upon the STATUTORY CONDITION, subject to the applicable notice, grace and cure provisions provided herein, and upon the further condition that all covenants and agreements of Mortgagor contained herein shall be kept and performed and for any breach of which Mortgagee shall have the STATUTORY POWER OF SALE.

      7.21 Forbearance; Subordination. Under the circumstances described in, and subject to the terms and conditions of, Section 15 of the Loan Agreement, Mortgagee is obligated to forebear from exercising remedies hereunder and to subordinate the lien hereof to an alternative financing by Borrower.

              [The remainder of this page is intentionally blank.]


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

      IN WITNESS WHEREOF, Mortgagor has executed this Mortgage under seal as of date first set forth above.

                                     WATERFORD PARK, LLC,


                                     By: /s/ Richard N. Houlding
                                         ---------------------------------------
                                         Richard N. Houlding


                          COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.                                                  January ____, 2001

      Then appeared the above-named Richard N. Houlding, Manager of WATERFORD PARK, LLC, and acknowledged the foregoing to be his free act and deed as Manager of WATERFORD PARK, LLC, before me


                                     ------------------------------------
                                     Notary Public
                                     My Commission Expires:
                                                           ---------------------

                                                                          (Seal)


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

                                   EXHIBIT A

                                LAND DESCRIPTION

Those certain parcels of land with the buildings thereon situated in Marlborough, Middlesex County, Massachusetts, being bounded and described as follows:


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